Other Expenses	12 Months Ended
Dec. 31, 2021
Other Expenses
Other Expenses

10.Other Expenses

Other expenses consist of the following:

In € thousand	2021	2020	2019
Foreign currency losses	1,054	107	56
Miscellaneous other items	982	23	2
Total other expenses	2,036	130	58

Foreign currency losses of €1,054 thousand in 2021 are primarily derived from unfavorable exchange rate movements on the Group’s cash holdings denominated in US Dollar and from currency losses on foreign trade payables.